================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  May 30, 2001


               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                DELAWARE                    333-42858-01         13-3411414
      ----------------------------          ------------     -------------------
      (State or Other Jurisdiction          (Commission        (IRS Employer
            of Incorporation)               File Number)     Identification No.)


 ONE NEW YORK PLAZA, NEW YORK, NEW YORK                            10292
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code  (212) 214-1000
                                                    --------------


          (Former Name or Former Address, if Changed Since Last Report)

----------------------------------------                          -----------
(Address of Principal Executive Offices)                          (Zip Code)



================================================================================

Item 2.  Acquisition or Disposition of Assets.

     On May 30, 2001, a single series of certificates entitled Series 2001-C1 Commercial Mortgage Pass-Through Certificates (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2001, among Prudential Securities Secured Financing Corporation as depositor (the "Depositor"), Prudential Asset Resources, Inc. as master servicer (in such capacity, the "Master Servicer") and as RREEF special servicer (in such capacity, the "RREEF Special Servicer"), Lennar Partners, Inc. as general special servicer (the "General Special Servicer"), LaSalle Bank National Association as trustee (the "Trustee"), ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent") and The Prudential Insurance Company of America as RREEF B-note holder (the "RREEF B-Note Holder"). The Certificates consist of 19 classes identified as the "Class X-1 Certificates", the "Class X-2 Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class R Certificates", the "Class V Certificates", respectively. The Certificates were issued in exchange for, and to evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having, as of the close of business on May 1, 2001 (the "Cut-off Date"), an aggregate principal balance of $908,240,310 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired the Mortgage Loans from Prudential Mortgage Capital Funding, LLC. ("PMCF"), which is an affiliate of the Depositor, pursuant to a mortgage loan purchase agreement (the "Mortgage Loan Purchase Agreement"), dated May 18, 2001, between the Depositor, as purchaser, PMCF, as mortgage loan seller, and Prudential Mortgage Capital Company, LLC ("PMCC"), as an additional party responsible for certain of PMCF's obligations under the agreement. The Depositor caused the Mortgage Loans to be transferred to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Certificates to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS") and Salomon Smith Barney Inc. ("SSBI"; and, together with MLPFS, the "Underwriters"), pursuant to an underwriting agreement dated March 31, 2001 (the "Underwriting Agreement"), among the Depositor and the Underwriters, and an amendment to the Underwriting Agreement dated May 18, 2001 (the "Underwriting Agreement Amendment"), among the Depositor and the Underwriters. A form of the Pooling and Servicing Agreement is attached hereto as Exhibit 99.1, a form of the Underwriting Agreement is attached hereto as Exhibit 99.2, a form of the Underwriting Agreement Amendment is attached hereto as Exhibit 99.3 and a form of the Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.4.

     The Class X-1 Certificates have an initial aggregate notional amount of $542,070,505. The Class X-2 Certificates have an initial aggregate notional amount of $908,240,310. The Class A-1 Certificates have an initial aggregate principal balance of $183,715,000. The Class A-2 Certificates have an initial aggregate principal balance of $536,065,000. The Class B Certificates have an initial aggregate principal balance of $27,247,000. The Class C Certificates have an initial aggregate principal balance of $38,600,000. The Class D Certificates have an initial aggregate principal balance of $9,083,000. The Class E Certificates have an initial aggregate principal balance of $11,353,000. The Class F Certificates have an initial aggregate principal balance of $15,894,000. The Class G Certificates have an initial aggregate principal balance of $13,624,000. The Class H Certificates have an initial aggregate principal balance of $13,623,000. The Class J Certificates have an initial aggregate principal balance of $22,706,000. The Class K Certificates have an initial aggregate principal balance of $6,812,000. The Class L Certificates have an initial aggregate principal balance of $4,541,000. The

Class M Certificates have an initial aggregate principal balance of $9,083,000. The Class N Certificates have an initial aggregate principal balance of $4,451,000. The Class O Certificates have an initial aggregate principal balance of $11,353,310. The Class R and the Class V Certificates do not have principal balances or notional amounts.

     Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

         Not applicable.

(b)  Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.      Description
-----------      ------------
99.1             Pooling and Servicing Agreement.

99.2             Underwriting Agreement.

99.3             Underwriting Agreement Amendment.

99.4             Mortgage Loan Purchase Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: June 4, 2001


                                     PRUDENTIAL SECURITIES SECURED
                                     FINANCING CORPORATION


                                     By:  /s/ CLAY LEBHAR
                                         --------------------------------------
                                     Name: Clay Lebhar
                                     Title:  Vice President

                                  EXHIBIT INDEX

     The following exhibits are filed herewith:


Exhibit No.
-----------
   99.1         Pooling and Servicing Agreement.

   99.2         Underwriting Agreement.

   99.3         Underwriting Agreement Amendment.

   99.4         Mortgage Loan Purchase Agreement.